INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS
NOTE 5 - INTANGIBLE ASSETS:

a.
On June 1, 2010 D.N.A. Biomedical Solutions Ltd. ("D.N.A.") and Oramed Ltd., ("Oramed") entered into a joint venture agreement, (the "Joint Venture Agreement") for the establishment of Entera Bio Ltd. According to the Joint Venture Agreement each of D.N.A. and Oramed acquired 50% of the Company's ordinary shares. D.N.A invested $600,000 in the Company, and Oramed and the Company entered into a Patent License Agreement pursuant to which Oramed licensed to the Company certain of Oramed's patent (the “IPR&D”). The IPR&D was recorded as an intangible asset based on its fair value.

On February 22, 2011, Oramed and the Company entered into a patent transfer agreement, (the "Patent Transfer Agreement"), that superseded the Patent License Agreement, whereby Oramed assigned to the Company all of its rights, title and interest to its patent that Oramed licensed to the Company in 2010, under certain conditions.  Under this agreement, the Company is obligated to pay Oramed royalties equal to 3% of its net revenues (as defined in the Patent Transfer Agreement).

b.
The Company tests intangible assets for impairment at least once a year at December 31 by calculating the recoverable amount of the cash generating unit to which the intangible asset belongs, which is the Company as a whole. The recoverable amount is calculated based on a fair value less cost to sell.  For the purpose of calculating fair value of the Company's equity as of December 31, 2020 and December 31, 2019, the Company applied the market approach and calculated its enterprise value based on the quoted price per share.